GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Tactical Tilt Implementation Fund

(the “Fund”)

Supplement dated November 30, 2015 to the

Prospectus and the Statement of Additional Information (“SAI”),

each dated February 27, 2015, as supplemented

Effective immediately, David Hale will serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Tactical Tilt Implementation Fund – Summary – Portfolio Management” section of the Prospectus:

Portfolio Managers: Alec Stais, CFA, Managing Director—Global Portfolio Solutions, has managed the Portfolio since 2014; Sergey Kraytman, Vice President—Global Portfolio Solutions, has managed the portfolio since 2014; and David Hale, CFA, Vice President—Global Portfolio Solutions, has managed the Portfolio since 2015.

The following replaces in its entirety the table and following paragraph in the “Global Portfolio Solutions Team” subsection in the “Service Providers—Portfolio Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Alec Stais, CFA Managing Director	Portfolio Manager— Tactical Tilt Implementation	Since 2014	Mr. Stais is a senior portfolio manager within the GPS Team and chairman of the GPS investment committee. He joined the Investment Adviser as a Vice President in 1996 and was named Managing Director in 2003.
Sergey Kraytman Vice President	Portfolio Manager— Tactical Tilt Implementation	Since 2014	Mr. Kraytman is a portfolio manager within the GPS Team. He joined the Investment Adviser as an Analyst in 1999.
David Hale, CFA Vice President	Portfolio Manager— Tactical Tilt Implementation	Since 2015	Mr. Hale is a portfolio manager within the GPS Team. He joined the Investment Adviser in 2009.

Alec Stais, Sergey Kraytman and David Hale are collectively responsible for the Portfolio’s investment process as well as the day-to-day management, implementation and execution process of the Portfolio.

This Supplement should be retained with your Prospectus and SAI for future reference.

TACTPMSTK 11-15